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                                                                   EXHIBIT 10.65

                   UNCONDITIONAL UNLIMITED CONTINUING GUARANTY

         FOR VALUE RECEIVED and in consideration of credit given or to be given, and of other financial accommodations afforded or to be afforded to SYNDICATED BLOOMINGTON I LLC (hereinafter referred to as "Borrower"), pursuant to that certain Mortgage Loan Note of even date and other credit and collateral documents (hereinafter collectively referred to as "Loan Documents") executed or to be executed by and between the Borrower and OLD NATIONAL BANK (hereinafter referred to as "Bank"), the receipt and sufficiency of which consideration are hereby acknowledged, and as an inducement to the Bank to extend such financial accommodations to the Borrower, BEASLEY FOOD SERVICE, INC. (hereinafter referred to as "Guarantor"), hereby guaranties the full payment, when due, whether by acceleration or otherwise, of any and all indebtedness which now exists or may hereafter accrue or arise in any manner from or on behalf of the Borrower to the Bank and the performance of any and all obligations and liabilities of the Borrower, or any of them, to the Bank from whatever source or origin and whenever arising, whether direct, indirect or contingent, whether on open account, evidenced by an instrument or otherwise, including without limitation all renewals, extensions and future advances, together with interest at the rate provided in the note, notes, or other documents evidencing such indebtedness, together with all costs, expenses and attorneys' fees (the above-described obligations and the liabilities in addition to any other liabilities or obligations of the Borrower and Guarantor to Bank which may arise in any manner are hereinafter referred to as "Liabilities"), all without relief from valuation and appraisement laws.

         If the Borrower fails to pay or perform all or any part of the Liabilities when due, then immediately upon demand by Bank, the Guarantor will pay the amount due and perform the obligations of the Borrower in connection therewith as if such amount and obligations constituted the direct and primary debts and obligations of the Guarantor. The Bank shall not be required to make any demand upon or pursue or exhaust any of its rights or remedies against the Borrower or others, including without limitation other guarantors, with respect to the payment or performance of any of the Liabilities or to pursue or exhaust any of its rights or remedies with respect to any collateral held by the Bank.

         This Guaranty shall be and remain a continuing, unlimited unconditional, and absolute guaranty. This Guaranty shall remain fully enforceable irrespective of any defenses which the Borrower may assert on the underlying Liabilities, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

         This Guaranty shall continue in force with respect to the Guarantor until the Bank receives written notice of the Guarantor's election not to guaranty any new Liabilities arising after receipt of such notice. Any such notice shall not in any way affect or limit either (i) the promise of the Guarantor giving such notice to pay all Liabilities existing at the time such notice is received by the Bank or (ii) the promises, obligations and undertakings of the remaining guarantors, if any, with respect to any Liabilities, including, without limitation, those arising after the date of such notice. Regardless of when a renewal or extension of pre-termination Liabilities occurs (with or without adjustment of interest rate or other terms), the Liabilities shall be deemed to have been incurred prior to the termination to the extent of the renewal or extension and to be fully covered and included within this Guaranty.

         The Guarantor waives (a) notice to the Guarantor or the Borrower or other guarantors of (i) acceptance of this Guaranty by the Bank, (ii) the Borrower incurring additional Liabilities, and (iii) the amount of the Liabilities at any time outstanding; (b) presentment for payment, demand, protest, notice to the Guarantor, the other guarantors or the Borrower of dishonor, nonpayment, default and non-

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performance with respect to any of the Liabilities; (c) the right to require proration among the Guarantor and other guarantors; (d) any and all rights to require the Bank to marshall assets of the Borrower or any other guarantor or other party providing any security for the Liabilities; (e) any defense which the Borrower or other guarantors may have against the Bank other than payment;
(f) all defenses given to sureties or guarantors at law or in equity other than payment; and (g) all errors and omissions in connection with the Bank's administration of the Liabilities, except actions or inactions which amount to fraud, bad faith or willful and wanton misconduct. All remedies or actions by the Bank for payment or fulfillment of the Liabilities are cumulative, and the pursuit of one shall not preclude the exercise of any other rights or remedies.

         The Guarantor hereby grants to the Bank full power, in its uncontrolled discretion and without notice to the Guarantor, the other guarantors, or the Borrower, to deal in any manner with the Liabilities including, without limitation, the following powers: (a) to modify or otherwise change any terms of the Liabilities, or the rate of interest thereon, or to grant any extension or renewal thereof, and any other indulgence with respect thereto, and to effect any release, compromise, or settlement with respect thereto; (b) to forbear from enforcing payment or any term of the Liabilities; or (c) to release any other guarantor or surety of the Liabilities. The obligations of the Guarantor hereunder shall not be released, discharged, or in any way affected, nor shall the Guarantor have any rights or recourse against the Bank by reason of any action the Bank may take, omit to take, or delay in taking under the foregoing powers. The obligations of Guarantor under this Guaranty shall be the joint and several obligations of Guarantor and any other guarantors (now existing or hereafter arising) of the obligations of the Borrower to the Bank.

         Without limiting the foregoing waivers by the Guarantor of right to notice, and without obligating the Bank to follow the following procedure if demand is made after the occurrence of an Event of Default (as defined in the Loan Documents), the Bank may at any time demand payment from the Guarantor by mailing to the Guarantor written demand therefor addressed to any address of the Guarantor in the Bank's records, and in the manner provided for in the Loan Documents, and the Guarantor agrees that the sending of such written demand as herein provided shall be a sufficient demand for payment hereunder.

         Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if such provision shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this or any related agreement or instrument.

         Notwithstanding any other terms or conditions set forth in this Guaranty until the Liabilities are unconditionally paid in full or otherwise satisfied, the Guarantor waives the right to assert any claim or other right which it might now have or hereafter acquire against the Borrower or any other person that is primarily or contingently liable on the Liabilities that arise from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Bank against the Borrower or any collateral security therefore which the Bank now has or hereafter acquires; whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

         The Guarantor represents to and for the benefit of the Bank, upon which the Bank is entitled to rely and the Guarantor acknowledges that the Bank is relying, that (i) the Guarantor is a corporation duly organized and existing under the laws of the State of Delaware, (ii) the execution, delivery and performance hereof will not violate any law or any material contract, agreement or understanding which

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is binding on the Guarantor, (iii) this Guaranty is the valid and binding obligation of the Guarantor, enforceable in accordance with its terms, and (iv) the financial statements of Guarantor provided to the Bank are true, accurate and complete, have been prepared on a consistent basis, and fairly present the financial position of the Guarantor as of the date thereof. Guarantor and Bank acknowledge that this Guaranty is made and given in connection with the Loan Documents and documents under another loan agreement between Bank and an affiliate of Guarantor.

         The Guarantor agrees to provide annual current financial statements on or before March 31 of each year while the Liabilities are outstanding and such delivery shall constitute confirmation of the representations, warranties and agreements contained herein as of the date of each delivery. The Guarantor acknowledges that (i) it is capable of and responsible for obtaining information on and keeping informed as to all aspects of the Borrower's business, including without limitation its financial affairs and business prospects, and the status of the Liabilities from time to time and (ii) the Bank has no responsibility to so inform the Guarantor.

         The Guarantor acknowledges that separate guaranties may be given in connection with the Liabilities and this Guaranty shall not be modified, amended, limited (other than in accordance with the terms hereof), or extinguished if one or more of the terms of the other guaranty agreements differ from those of this Guaranty or are subsequently amended, modified, limited, or extinguished. The execution of this Guaranty shall not affect the validity or enforceability of any existing guaranties, which guaranties shall remain in full force and effect. All obligations hereunder shall continue, notwithstanding the incapacity or lack of authority of the other guarantors, and any failure by the Bank to file, pursue or enforce a claim against any of the other guarantors, or any waiver, release, consent or other accommodation given or provided to any of the other guarantors, shall not operate to release the Guarantor or other guarantors from liability hereunder, or limit the rights of the Bank against the Guarantor or any other guarantor. The failure of any other person to sign this Guaranty or any other guaranty shall not release or affect the liability of the signer hereof. The Loan Documents have been submitted to the Guarantor for examination, and the Guarantor acknowledges that, by execution of this Guaranty, it has approved the Loan Documents.

         This writing is intended by the parties hereto as a final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of that agreement. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms hereof.

         The Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise is required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Liabilities or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Guarantor shall defend and indemnify the Bank from any claim or loss under this paragraph including the Bank's attorney's and paralegal's fees and expenses and other expenses in the defense of any such action or suit.

         The Guarantor agrees that the Guarantor's responsibility under this Guaranty to pay to the Bank the Liabilities and any payments thereof repaid as preferences shall not be extinguished or modified by any release of the Borrower or other party primarily liable on the Liabilities, whether by voluntary

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release, settlement of a bankruptcy proceeding, settlement of the contested matter in a bankruptcy, settlement of litigation, settlement of a claim not yet resulting in litigation, settlement of a preference claim or otherwise. In all events the responsibility of the Guarantor to pay the Bank and the Bank's right to recover from the Guarantor the full amount of the Liabilities shall extend until Bank has received actual payment in full in cash of and performance of all of the Liabilities, without regard to any modification or a release thereof, and shall continue until such payment, by the passage of time and the Statute of Limitations, cannot be recovered by the Borrower, the Borrower as debtor in possession, a trustee in bankruptcy of the Borrower or any other person or organization.

         This Guaranty shall extend to and bind the successors and assigns of the Guarantor. This Guaranty shall inure to the benefit of all affiliates, transferees, assignees and/or endorsees of the Bank of any part or parts or all of the Liabilities and of the Bank's successors and assigns.

         THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MONROE, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MONROE, STATE OF INDIANA. GUARANTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT GUARANTOR MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

         IN WITNESS WHEREOF, the undersigned, as the authorized officer of the Guarantor, has executed this Unconditional Unlimited Continuing Guaranty effective as of this 27th day of February 2003.

                                   BEASLEY FOOD SERVICE, INC.
                                   ("Guarantor")

                                   By: /s/ Charles A. Beasley
                                       ------------------------------------
                                       Charles A. Beasley, President

                                   ACCEPTED:

                                   OLD NATIONAL BANK
                                   ("Bank")

                                   By: /s/ Jovita S. VanDerSnick
                                       -------------------------------------
                                       Jovita S. VanDerSnick, Vice President

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